UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2015

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(713) 969-3293
(Registrant’s telephone number, including area code)
 Par Petroleum Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 20, 2015, the Company filed a Certificate of Amendment (the “Charter Amendment”) to its Amended and Restated Certificate of Incorporation (the “Charter”) to effect the name change of the Company from “Par Petroleum Corporation” to “Par Pacific Holdings, Inc.” The name change was approved by the Company’s Board of Directors pursuant to Section 242(b)(1) of the Delaware General Corporation Law (the “DGCL”). Under the DGCL, the Charter Amendment did not require stockholder approval.

In addition, effective October 20, 2015, the amended and restated bylaws (as amended and supplemented to date, the “Original Bylaws”) of the Company were amended and restated (the “Second Amended and Restated Bylaws”) to (i) reflect the name change from “Par Petroleum Corporation” to “Par Pacific Holdings, Inc.” and (ii) restate and integrate all of the previously adopted amendments to the Original Bylaws.

The Company’s common stock will continue to trade on the NYSE MKT under the ticker “PARR.” The Charter Amendment does not affect the rights of the Company’s security holders. There were no other changes to the Charter or Original Bylaws other than those disclosed in this Current Report on Form 8-K.

The foregoing descriptions of the Charter Amendment and the Second Amended and Restated Bylaws are not complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Second Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.3, respectively, and incorporated by reference herein.

Item 8.01 Other Events

On October 20, 2015, and immediately following the effectiveness of the Charter Amendment, the Company restated the Charter (the “Restated Charter”) in order to restate and integrate all previously adopted amendments thereto, including the Charter Amendment, into a single instrument. The Restated Charter was approved by the Company’s Board of Directors pursuant to Sections 242 and 245 of the DGCL. Under the DGCL, the Restated Charter did not require stockholder approval.

The foregoing description of the Restated Charter is not complete and is qualified in its entirety by reference to the full text of the Restated Charter, which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company dated October 20, 2015.

3.2	Restated Certificate of Incorporation of the Company dated October 20, 2015.

3.3	Second Amended and Restated Bylaws of the Company dated October 20, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: October 20, 2015	/s/ J. Matthew Vaughn
J. Matthew Vaughn Senior Vice President and General Counsel